UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21202

John Hancock Preferred Income Fund II

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31
Date of reporting period:	January 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
Preferred Income Fund II
Ticker: HPF
Semiannual report 1/31/2021

A message to shareholders
Dear shareholder,
The U.S. stock market finished the six months ended January 31, 2021, with a strong gain. Favorable news regarding the efficacy of multiple COVID-19 vaccines and resolution around the U.S. presidential election pushed stocks higher during the period, with the market setting another record despite concerns over mounting COVID-19 infections.
Despite the early success of the vaccines, regional economies have been slow to reopen, affecting the level of unemployment and the pace of hiring. Consumer spending also remains far below prepandemic levels.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Preferred Income Fund II

2	Your fund at a glance
3	Portfolio summary
6	Fund's investments
14	Financial statements
18	Financial highlights
19	Notes to financial statements
28	Additional information
29	More information
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income consistent with preservation of capital. The fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/2021 (%)

The ICE Bank of America Hybrid Preferred Securities Index is a subset of the ICE Bank of America Fixed Rate Preferred Securities Index, including all subordinated securities with a payment deferral feature. The ICE Bank of America Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must have an investment-grade rating and the country of risk must also have an investment-grade rating.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT

Portfolio summary
PORTFOLIO COMPOSITION AS OF 1/31/2021 (% of total investments)

QUALITY COMPOSITION AS OF 1/31/2021 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 1-31-21 and do not reflect subsequent downgrades or upgrades, if any.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	3

SECTOR COMPOSITION AS OF 1/31/2021 (% of total investments)

TOP 10 ISSUERS AS OF 1/31/2021 (% of total investments)
U.S. Cellular Corp.	4.5
DTE Energy Company	4.2
CenterPoint Energy, Inc.	4.0
Wells Fargo & Company	3.5
Dominion Energy, Inc.	3.2
Algonquin Power & Utilities Corp.	3.2
Morgan Stanley	2.8
Citigroup, Inc.	2.8
South Jersey Industries, Inc.	2.6
PPL Capital Funding, Inc.	2.6
TOTAL	33.4
Cash and cash equivalents are not included.
Notes about risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended July 31, 2020, the fund’s aggregate distributions included a return of capital of $0.11 per share, or 7.28% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Preferred stock dividends are payable only if declared by the
4	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT

issuer’s board. Preferred stock may be subject to redemption provisions. The market value of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily on the underlying common stock’s value.
Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Domestic and foreign equity markets have experienced increased volatility and turmoil which may adversely affect the fund and issuers worldwide. The fund’s use of leverage creates additional risks, including greater volatility of the fund’s NAV, market price, and returns. There is no assurance that the fund’s leverage strategy will be successful. In addition, in volatile market environments, the fund could be required to sell securities in the portfolio in order to comply with regulatory or other debt compliance requirements, which could negatively impact the fund’s performance. Focusing on a particular industry or sector may increase the fund’s volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily before seen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
The fund normally will invest at least 25%, measured at the time of purchase, of its total assets in the industries composing the utilities sector, which includes telecommunications companies. When the fund’s investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the fund may be more volatile than other funds, and the values of its investments may go up and down more rapidly. Because utility companies are capital intensive, they can be hurt by higher interest rates, which would increase the companies’ interest burden. They can also be affected by costs in connection with capital construction programs, costs associated with environmental and other regulations, and the effects of economic declines, surplus capacity, and increased competition. In addition, the fund may invest in financial services companies, which can be hurt by economic declines, changes in interest rates, and regulatory and market impacts. The fund’s investments in securities of foreign issuers involve special risks, such as political, economic, and currency risks and differences in accounting standards and financial reporting. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively affect performance.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	5

Fund’s investments
AS OF 1-31-21 (unaudited)
	Shares	Value
Preferred securities (A) 109.7% (73.6% of Total investments)		$454,265,726
(Cost $452,462,330)
Communication services 12.4%		51,338,854
Diversified telecommunication services 2.1%
Qwest Corp., 6.500% (B)	110,790	2,843,979
Qwest Corp., 6.750%	220,000	5,735,400
Wireless telecommunication services 10.3%
Telephone & Data Systems, Inc., 6.625% (B)	168,297	4,234,353
Telephone & Data Systems, Inc., 6.875% (B)	115,519	2,951,510
Telephone & Data Systems, Inc., 7.000%	283,000	7,191,030
U.S. Cellular Corp., 5.500%	105,000	2,633,400
U.S. Cellular Corp., 6.250%	220,000	5,882,800
U.S. Cellular Corp., 6.950% (B)(C)	613,600	15,634,528
U.S. Cellular Corp., 7.250%	165,825	4,231,854
Consumer discretionary 1.5%		6,129,300
Internet and direct marketing retail 1.5%
Qurate Retail, Inc., 8.000%	55,000	5,503,300
QVC, Inc., 6.250% (B)	25,000	626,000
Consumer staples 3.4%		13,920,000
Food products 3.4%
Ocean Spray Cranberries, Inc., 6.250% (B)(D)	160,000	13,920,000
Energy 2.2%		8,970,300
Oil, gas and consumable fuels 2.2%
Enbridge, Inc. (6.375% to 4-15-23, then 3 month LIBOR + 3.593%) (B)	210,000	5,644,800
NuStar Logistics LP (3 month LIBOR + 6.734%), 6.975% (B)(E)	150,000	3,325,500
Financials 35.9%		148,750,341
Banks 19.1%
Bank of America Corp., 6.000% (B)	108,575	2,957,583
Bank of America Corp. (6.450% to 12-15-66, then 3 month LIBOR + 1.327%) (B)	110,000	3,000,800
Bank of America Corp., 7.250%	2,000	2,925,560
Citigroup Capital XIII (3 month LIBOR + 6.370%), 6.575% (E)	265,000	7,438,550
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%) (B)(C)	300,564	8,412,786
Fifth Third Bancorp, 6.000% (B)	150,000	4,024,500
First Republic Bank, 4.700% (B)	128,875	3,318,531
Fulton Financial Corp., 5.125% (B)	113,025	2,964,646
6	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
GMAC Capital Trust I (3 month LIBOR + 5.785%), 6.007% (B)(E)	361,904	$9,597,694
Pinnacle Financial Partners, Inc., 6.750%	140,000	3,850,000
Synovus Financial Corp. (6.300% to 6-21-23, then 3 month LIBOR + 3.352%) (B)(C)	164,500	4,378,990
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%) (B)	145,000	3,828,000
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (B)	30,000	785,400
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%) (B)	269,225	7,737,527
Wells Fargo & Company, 7.500%	7,500	10,830,000
WesBanco, Inc. (6.750% to 11-15-25, then 5 Year CMT + 6.557%)	93,000	2,530,530
Western Alliance Bancorp, 6.250% (B)	20,000	513,200
Capital markets 4.9%
Brookfield Finance, Inc., 4.625% (B)	95,000	2,378,800
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%) (B)	125,000	3,545,000
Morgan Stanley (6.875% to 1-15-24, then 3 month LIBOR + 3.940%) (B)(C)	86,000	2,432,940
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%)	405,472	11,689,758
Consumer finance 1.4%
Navient Corp., 6.000% (B)	244,271	5,960,212
Insurance 10.4%
AEGON Funding Company LLC, 5.100% (B)	267,925	6,979,446
American Equity Investment Life Holding Company (6.625% to 9-1-25, then 5 Year CMT + 6.297%)	131,750	3,524,313
American Financial Group, Inc., 5.125% (B)	123,850	3,315,465
American International Group, Inc., 5.850% (B)(C)	200,000	5,570,000
Athene Holding, Ltd., Series A (6.350% to 6-30-29, then 3 month LIBOR + 4.253%) (B)	250,000	7,155,000
Brighthouse Financial, Inc., 6.600%	222,187	6,003,493
Prudential PLC, 6.500% (B)	103,000	2,733,620
The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%) (B)(C)	46,750	1,283,288
The Phoenix Companies, Inc., 7.450% (B)	216,500	3,236,459
Unum Group, 6.250% (B)	127,500	3,417,000
Thrifts and mortgage finance 0.1%
Federal National Mortgage Association, Series S, 8.250% (F)	75,000	431,250
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	7

	Shares	Value
Health care 0.7%		$3,095,400
Health care equipment and supplies 0.7%
Becton, Dickinson and Company, 6.000%	55,000	3,095,400
Industrials 1.0%		4,274,277
Trading companies and distributors 1.0%
WESCO International, Inc. (10.625% to 6-22-25, then 5 Year CMT + 10.325%)	137,525	4,274,277
Information technology 1.1%		4,406,250
Semiconductors and semiconductor equipment 1.1%
Broadcom, Inc., 8.000% (B)	3,000	4,406,250
Real estate 5.5%		22,890,238
Equity real estate investment trusts 5.5%
American Homes 4 Rent, Series E, 6.350% (B)	79,996	2,045,498
American Homes 4 Rent, Series F, 5.875% (B)	146,511	3,755,077
Diversified Healthcare Trust, 5.625% (B)	665,020	15,667,871
Vornado Realty Trust, 5.400%	56,600	1,421,792
Utilities 46.0%		190,490,766
Electric utilities 17.9%
American Electric Power Company, Inc., 6.125% (B)	115,000	5,675,250
Duke Energy Corp., 5.125% (B)(C)	386,624	9,990,364
Duke Energy Corp., 5.750% (B)	160,000	4,459,200
Interstate Power & Light Company, 5.100% (B)	108,837	2,851,529
NextEra Energy, Inc., 5.279% (B)(C)	55,000	2,939,200
NextEra Energy, Inc., 6.219% (B)(C)	178,000	9,473,160
NSTAR Electric Company, 4.780% (B)	15,143	1,561,395
PG&E Corp., 5.500%	35,000	3,992,100
PPL Capital Funding, Inc., 5.900% (B)	615,000	15,780,900
SCE Trust II, 5.100%	176,787	4,419,675
SCE Trust III (5.750% to 3-15-24, then 3 month LIBOR + 2.990%) (B)	20,000	486,400
SCE Trust VI, 5.000%	20,000	491,200
The Southern Company, 6.750% (B)	245,000	12,054,000
Gas utilities 3.9%
South Jersey Industries, Inc., 5.625% (B)(C)	188,875	4,842,755
South Jersey Industries, Inc., 7.250%	283,600	11,125,628
Multi-utilities 24.2%
Algonquin Power & Utilities Corp. (6.200% to 7-1-24, then 3 month LIBOR + 4.010%)	290,000	8,073,600
Algonquin Power & Utilities Corp. (6.875% to 10-17-23, then 3 month LIBOR + 3.677%)	420,050	11,626,984
CenterPoint Energy, Inc., 7.000% (B)	615,000	24,427,800
CMS Energy Corp., 5.625% (B)	187,515	4,959,772
8	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
DTE Energy Company, 5.250% (B)	160,000	$4,187,200
DTE Energy Company, 6.000% (B)	69,950	1,859,271
DTE Energy Company, 6.250% (B)(C)	424,300	19,679,034
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%) (B)(C)	237,872	6,332,153
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%) (B)(C)	288,000	8,136,000
Sempra Energy, 5.750% (B)(C)	270,000	7,371,000

Sempra Energy, 6.750% (B)	36,100	3,695,196
Common stocks 6.5% (4.3% of Total investments)		$26,669,713
(Cost $35,647,674)
Communication services 0.5%		1,857,000
Diversified telecommunication services 0.5%
Lumen Technologies, Inc. (B)	150,000	1,857,000
Energy 2.8%		11,438,866
Oil, gas and consumable fuels 2.8%
BP PLC, ADR (B)	140,000	3,110,800
Equitrans Midstream Corp. (B)	358,446	2,383,666
The Williams Companies, Inc. (B)(C)	280,000	5,944,400
Utilities 3.2%		13,373,847
Multi-utilities 3.2%
Dominion Energy, Inc. (B)(C)	135,500	13,373,847

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 28.9% (19.4% of Total investments)				$119,652,260
(Cost $117,520,825)
Communication services 1.4%				5,961,054
Wireless telecommunication services 1.4%
SoftBank Group Corp. (6.875% to 7-19-27, then 5 Year ICE Swap Rate + 4.854%) (B)(G)	6.875	07-19-27	5,988,000	5,961,054
Consumer discretionary 2.6%				10,591,300
Automobiles 2.6%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (G)	5.700	09-30-30	2,500,000	2,809,375
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (G)	6.500	09-30-28	7,239,000	7,781,925
Consumer staples 0.2%				703,500
Food products 0.2%
Land O' Lakes, Inc. (B)(D)(G)	8.000	07-16-25	670,000	703,500
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	9

	Rate (%)	Maturity date	Par value^	Value
Energy 5.3%				$22,037,875
Oil, gas and consumable fuels 5.3%
DCP Midstream LP (7.375% to 12-15-22, then 3 month LIBOR + 5.148%) (G)	7.375	12-15-22	9,297,000	7,902,450
Energy Transfer Operating LP (3 month LIBOR + 3.018%) (B)(E)	3.223	11-01-66	8,050,000	5,622,925
Energy Transfer Operating LP (6.625% to 2-15-28, then 3 month LIBOR + 4.155%) (B)(C)(G)	6.625	02-15-28	6,500,000	5,557,500
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (B)(C)(G)	6.875	02-15-23	3,000,000	2,955,000
Financials 14.8%				61,111,212
Banks 9.2%
Barclays PLC (7.750% to 9-15-23, then 5 Year U.S. Swap Rate + 4.842%) (B)(C)(G)	7.750	09-15-23	1,102,000	1,200,023
Barclays PLC (8.000% to 6-15-24, then 5 Year CMT + 5.672%) (G)	8.000	06-15-24	1,935,000	2,169,619
Citigroup, Inc. (3 month LIBOR + 4.478%) (E)(G)	4.699	05-15-21	1,350,000	1,355,113
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month LIBOR + 3.157%) (G)	6.375	04-06-24	6,000,000	6,300,000
Comerica, Inc. (5.625% to 7-1-25, then 5 Year CMT + 5.291%) (G)	5.625	07-01-25	2,750,000	3,025,000
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (G)	5.625	07-15-30	1,500,000	1,763,265
JPMorgan Chase & Co. (3 month LIBOR + 3.320%) (B)(C)(E)(G)	3.558	04-01-21	4,220,000	4,181,735
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)(G)	6.750	02-01-24	667,000	749,963
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (G)	7.500	06-27-24	6,000,000	6,672,000
Regions Financial Corp. (5.750% to 6-15-25, then 5 Year CMT + 5.430%) (G)	5.750	06-15-25	1,800,000	2,010,366
Societe Generale SA (5.375% to 11-18-30, then 5 Year CMT + 4.514%) (D)(G)	5.375	11-18-30	4,900,000	5,108,250
SVB Financial Group (4.100% to 2-15-31, then 10 Year CMT + 3.064%) (G)	4.100	02-15-31	1,400,000	1,422,680
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (B)(G)	5.900	06-15-24	2,000,000	2,110,758
Capital markets 0.8%
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (B)(C)(G)	5.375	06-01-25	3,100,000	3,435,916
Consumer finance 0.9%
Discover Financial Services (6.125% to 6-23-25, then 5 Year CMT + 5.783%) (G)	6.125	06-23-25	3,400,000	3,828,808
Diversified financial services 0.8%
Enstar Finance LLC (5.750% to 9-1-25, then 5 Year CMT + 5.468%)	5.750	09-01-40	3,000,000	3,133,406
10	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance 3.1%
Markel Corp. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (G)	6.000	06-01-25	2,000,000	$2,196,260
MetLife, Inc. (5.875% to 3-15-28, then 3 month LIBOR + 2.959%) (B)(C)(G)	5.875	03-15-28	4,000,000	4,626,000
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (B)(C)(D)(G)	7.000	05-13-25	6,890,000	5,822,050
Materials 0.6%				2,547,940
Chemicals 0.6%
Braskem Netherlands Finance BV (8.500% to 1-23-26, then 5 Year CMT + 8.220%) (D)	8.500	01-23-81	2,300,000	2,547,940
Utilities 4.0%				16,699,379
Electric utilities 3.1%
Emera, Inc. (6.750% to 6-15-26, then 3 month LIBOR + 5.440% to 6-15-46, then 3 month LIBOR + 6.190%) (B)(C)	6.750	06-15-76	2,490,000	2,907,075
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (B)(C)(G)	6.250	02-01-22	6,500,000	6,646,250
The Southern Company (4.000% to 1-15-26, then 5 Year CMT + 3.733%) (B)(C)	4.000	01-15-51	3,000,000	3,172,404
Multi-utilities 0.9%

CMS Energy Corp. (4.750% to 6-1-30, then 5 Year CMT + 4.116%) (B)(C)	4.750	06-01-50	3,500,000	3,973,650
Capital preferred securities (H) 1.7% (1.1% of Total investments)				$7,061,368
(Cost $6,064,403)
Financials 0.1%				487,254
Banks 0.1%
Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) (B)(E)(G)	5.570	03-01-21	486,000	487,254
Utilities 1.6%				6,574,114
Multi-utilities 1.6%
Dominion Resources Capital Trust III (B)(C)	8.400	01-15-31	5,000,000	6,574,114

	Par value^	Value
Short-term investments 2.3% (1.6% of Total investments)		$9,516,000
(Cost $9,516,000)
Repurchase agreement 2.3%		9,516,000
Repurchase Agreement with State Street Corp. dated 1-29-21 at 0.000% to be repurchased at $9,516,000 on 2-1-21, collateralized by $9,332,500 U.S. Treasury Notes, 2.125% due 12-31-22 (valued at $9,706,373)	9,516,000	9,516,000
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	11

	Par value^	Value

Total investments (Cost $621,211,232) 149.1%		$617,165,067
Other assets and liabilities, net (49.1%)		(203,109,985)
Total net assets 100.0%		$414,055,082

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
(A)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(B)	All of a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 1-31-21 was $390,841,083. A portion of the securities pledged as collateral were loaned pursuant to the Credit Facility Agreement. The value of securities on loan amounted to $171,327,327.
(C)	All or a portion of this security is on loan as of 1-31-21, and is a component of the fund's leverage under the Credit Facility Agreement.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Non-income producing security.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
12	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	520	Short	Mar 2021	$(71,714,438)	$(71,256,250)	$458,188
						$458,188
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	60,000,000	USD	Fixed 2.136%	USD 3 month LIBOR BBA(a)	Semi-Annual	Quarterly	Oct 2022	—	$(2,338,253)	$(2,338,253)
								—	$(2,338,253)	$(2,338,253)

(a)	At 1-31-21, the 3 month LIBOR was 0.202%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
BBA	The British Banker's Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
At 1-31-21, the aggregate cost of investments for federal income tax purposes was $621,880,577. Net unrealized depreciation aggregated to $6,595,575, of which $26,198,963 related to gross unrealized appreciation and $32,794,538 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 1-31-21 (unaudited)

Assets
Unaffiliated investments, at value (Cost $621,211,232)	$617,165,067
Receivable for centrally cleared swaps	474,603
Receivable for futures variation margin	113,711
Cash	281
Collateral held at broker for futures contracts	890,000
Dividends and interest receivable	2,804,381
Other assets	24,320
Total assets	621,472,363
Liabilities
Credit facility agreement payable	204,000,000
Payable for investments purchased	3,125,237
Interest payable	145,567
Payable to affiliates
Accounting and legal services fees	28,269
Trustees' fees	338
Other liabilities and accrued expenses	117,870
Total liabilities	207,417,281
Net assets	$414,055,082
Net assets consist of
Paid-in capital	$443,794,246
Total distributable earnings (loss)	(29,739,164)
Net assets	$414,055,082

Net asset value per share
Based on 21,372,768 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$19.37
14	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended  1-31-21 (unaudited)

Investment income
Dividends	$14,851,243
Interest	3,625,616
Total investment income	18,476,859
Expenses
Investment management fees	2,264,634
Interest expense	850,143
Accounting and legal services fees	40,599
Transfer agent fees	21,795
Trustees' fees	23,277
Custodian fees	32,042
Printing and postage	69,847
Professional fees	39,620
Stock exchange listing fees	12,052
Other	10,456
Total expenses	3,364,465
Less expense reductions	(23,210)
Net expenses	3,341,255
Net investment income	15,135,604
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	1,638,083
Futures contracts	219,398
Swap contracts	(606,680)
1,250,801
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	24,596,866
Futures contracts	1,080,859
Swap contracts	621,143
26,298,868
Net realized and unrealized gain	27,549,669
Increase in net assets from operations	$42,685,273
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	15

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-21 (unaudited)	Year ended 7-31-20
Increase (decrease) in net assets
From operations
Net investment income	$15,135,604	$29,881,898
Net realized gain (loss)	1,250,801	(15,814,557)
Change in net unrealized appreciation (depreciation)	26,298,868	(45,226,717)
Increase (decrease) in net assets resulting from operations	42,685,273	(31,159,376)
Distributions to shareholders
From earnings	(15,837,221)[1]	(29,985,747)
From tax return of capital	—	(2,352,704)
Total distributions	(15,837,221)	(32,338,451)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	—	909,862
Total increase (decrease)	26,848,052	(62,587,965)
Net assets
Beginning of period	387,207,030	449,794,995
End of period	$414,055,082	$387,207,030
Share activity
Shares outstanding
Beginning of period	21,372,768	21,325,264
Issued pursuant to Dividend Reinvestment Plan	—	47,504
End of period	21,372,768	21,372,768

[1]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
16	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended   1-31-21 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$42,685,273
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(77,161,807)
Long-term investments sold	69,830,693
Net purchases and sales in short-term investments	(7,899,614)
Net amortization of premium (discount)	158,273
(Increase) Decrease in assets:
Receivable for futures variation margin	(113,711)
Receivable for centrally cleared swaps	161,362
Collateral held at broker for futures contracts	150,000
Dividends and interest receivable	(350,014)
Receivable for investments sold	640,182
Other assets	1,126
Increase (Decrease) in liabilities:
Payable for futures variation margin	(32,526)
Payable for investments purchased	3,125,237
Interest payable	591
Payable to affiliates	10,895
Other liabilities and accrued expenses	7,187
Net change in unrealized (appreciation) depreciation on:
Investments	(24,596,866)
Net realized (gain) loss on:
Investments	(1,638,083)
Net cash provided by operating activities	$4,978,198
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(15,837,221)
Decrease in due to custodian	(140,696)
Borrowings (repayments) under the credit facility agreement	11,000,000
Net cash used in financing activities	$(4,977,917)
Net increase in cash	$281
Cash at beginning of period	—
Cash at end of period	$281
Supplemental disclosure of cash flow information:
Cash paid for interest	$(849,552)
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	17

Financial highlights
Period ended	1-31-21[1]	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$18.12	$21.09	$21.13	$21.89	$22.58	$21.59
Net investment income[2]	0.71	1.40	1.34	1.50	1.60	1.59
Net realized and unrealized gain (loss) on investments	1.28	(2.85)	0.30	(0.58)	(0.61)	1.08
Total from investment operations	1.99	(1.45)	1.64	0.92	0.99	2.67
Less distributions
From net investment income	(0.74)[3]	(1.41)	(1.40)	(1.68)	(1.68)	(1.53)
From tax return of capital	—	(0.11)	(0.28)	—	—	(0.15)
Total distributions	(0.74)	(1.52)	(1.68)	(1.68)	(1.68)	(1.68)
Net asset value, end of period	$19.37	$18.12	$21.09	$21.13	$21.89	$22.58
Per share market value, end of period	$18.36	$18.46	$23.67	$21.27	$22.39	$22.68
Total return at net asset value (%)[4,5]	11.30[6]	(7.07)	8.26	4.63	4.87	13.47
Total return at market value (%)[4]	3.56[6]	(15.65)	20.70	2.97	6.79	26.12
Ratios and supplemental data
Net assets, end of period (in millions)	$414	$387	$450	$450	$466	$480
Ratios (as a percentage of average net assets):
Expenses before reductions	1.66[7]	2.36	2.98	2.52	2.06	1.81
Expenses including reductions[8]	1.65[7]	2.35	2.97	2.50	2.05	1.80
Net investment income	7.46[7]	7.20	6.60	7.13	7.42	7.37
Portfolio turnover (%)	12	34	35	24	21	14
Senior securities
Total debt outstanding end of period (in millions)	$204	$193	$238	$238	$238	$238
Asset coverage per $1,000 of debt[9]	$3,030	$3,006	$2,890	$2,889	$2,956	$3,016

[1]	Six months ended 1-31-21. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Expenses including reductions excluding interest expense were 1.23% (annualized), 1.25%, 1.26%, 1.25%, 1.25% and 1.24% for the periods ended 1-31-21, 7-31-20, 7-31-19, 7-31-18, 7-31-17 and 7-31-16, respectively.
[9]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
18	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Preferred Income Fund II (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	19

include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of January 31, 2021, by major security category or type:
	Total value at 1-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Preferred securities
Communication services	$51,338,854	$42,822,654	$8,516,200	—
Consumer discretionary	6,129,300	6,129,300	—	—
Consumer staples	13,920,000	—	13,920,000	—
Energy	8,970,300	8,970,300	—	—
Financials	148,750,341	145,513,882	3,236,459	—
Health care	3,095,400	3,095,400	—	—
Industrials	4,274,277	4,274,277	—	—
Information technology	4,406,250	4,406,250	—	—
Real estate	22,890,238	22,890,238	—	—
Utilities	190,490,766	184,158,613	6,332,153	—
Common stocks	26,669,713	26,669,713	—	—
Corporate bonds	119,652,260	—	119,652,260	—
Capital preferred securities	7,061,368	—	7,061,368	—
Short-term investments	9,516,000	—	9,516,000	—
Total investments in securities	$617,165,067	$448,930,627	$168,234,440	—
Derivatives:
Assets
Futures	$458,188	$458,188	—	—
Liabilities
Swap contracts	(2,338,253)	—	$(2,338,253)	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities.
20	JOHN HANCOCK Preferred Income Fund II | SEMIANNUAL REPORT

In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2020, the fund has a short-term capital loss carryforward of $7,267,096 and a long-term capital loss carryforward of $17,482,457 available to offset future net realized capital gains. These carryforwards do not expire.
As of July 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	21

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund's investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments.
22	JOHN HANCOCK Preferred Income Fund II | SEMIANNUAL REPORT

Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended January 31, 2021, the fund used futures contracts to manage against changes in interest rates. The fund held futures contracts with USD notional values ranging from $71.3 million to $72.8 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the six months ended January 31, 2021, the fund used interest rate swap contracts to manage against changes in interest rates. The notional values at the period end are representative of the fund's exposure throughout the period. No new interest rate swap positions were entered into or closed during the six months ended January 31, 2021.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at January 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$458,188	—
Interest rate	Swap contracts, at value[2]	Interest rate swaps	—	$(2,338,253)
			$458,188	$(2,338,253)
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	23

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Swap contracts	Total
Interest rate	$219,398	$(606,680)	$(387,282)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Swap contracts	Total
Interest rate	$1,080,859	$621,143	$1,702,002
Note 4—Guarantees and indemnifications
Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to 0.75% of the fund’s average daily managed assets including any assets attributable to the Credit Facility Agreement (see Note 7) (collectively, managed assets). The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $23,210 for the six months ended January 31, 2021.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
24	JOHN HANCOCK Preferred Income Fund II | SEMIANNUAL REPORT

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2021, were equivalent to a net annual effective rate of 0.74% of the fund's average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended January 31, 2021, amounted to an annual rate of 0.01% of the fund's average daily managed assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Leverage risk
The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the CFA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 7—Credit Facility Agreement
The fund has entered into a Credit Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $238.0 million (maximum facility amount) and to invest the borrowings in accordance with its investment practices.
The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. As of January 31, 2021, the fund had borrowings of $204,000,000 at an interest rate of 0.82%, which are reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the six months ended January 31, 2021, the average borrowings under the CFA and the effective average interest rate were $196,505,435 and 0.86%, respectively.
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	25

The fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. For the six months ended January 31, 2021, there were no commitment fees incurred by the fund.
The fund may terminate the CFA with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP generally is required to provide the fund with 360 days’ notice prior to terminating or amending the CFA.
The fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP or (ii) 331/3% of the fund’s total assets. The fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The fund also has the right to apply and set-off an amount equal to 100% of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund’s income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities of $140 for the six months ended January 31, 2021 is recorded as a component of interest income on the Statement of operations.
Due to the anticipated discontinuation of LIBOR, as discussed in Note 8, the CFA may be amended to remove LIBOR as the reference rate for interest and to replace LIBOR with an alternative reference rate for interest mutually agreed upon by the fund and BNP. However, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate and the potential effect of a transition away from LIBOR on the fund and/or the CFA cannot yet be fully determined.
Note 8—LIBOR Discontinuation Risk
The CFA utilizes LIBOR as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Before the end of 2021, it is expected that market participants such as the fund and BNP will transition to the use of alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate ("SOFR"), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on the CFA remains uncertain. It is expected that market participants will amend financial instruments referencing LIBOR, such as the CFA, to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for
26	JOHN HANCOCK Preferred Income Fund II | SEMIANNUAL REPORT

financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate. The use of an alternative reference rate, or the transition process to an alternative reference rate, may result in increases to the interest paid by the fund pursuant to the CFA and, therefore, may adversely affect the fund's performance.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $77,161,807 and $69,830,693, respectively, for the six months ended January 31, 2021.
Note 10—Industry or sector risk
The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund II	27

ADDITIONAL INFORMATION

Unaudited
Investment objective and principal investment strategies
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on November 29, 2002 and are publicly traded on the New York Stock Exchange (the NYSE). The fund’s primary investment objective is to provide a high level of current income consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its investment objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace. The fund’s principal investment strategies include, but are not limited to, the following: Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. The fund normally invests 25% or more of its total assets in the industries composing the utilities sector. The fund will invest at least 50% of its total assets in preferred securities and other fixed-income securities that are rated investment grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Ratings Services (“S&P”), or in unrated securities determined by the Advisor to be of comparable credit quality. In addition, under the new policy, the fund can invest up to 50% of its total assets in preferred securities and other fixed income securities that are rated below investment grade by either S&P or Moody’s or in comparable unrated securities. Below investment grade securities must be rated “B” or higher by either S&P or Moody’s (or determined to be of comparable quality). These investment policies are based on credit quality ratings at the time of acquisition.
Dividends and distributions
During the six months ended January 31, 2021, distributions from net investment income totaling $0.7410 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions[1]
8/31/2020	$0.1235
9/30/2020	0.1235
10/30/2020	0.1235
11/30/2020	0.1235
12/31/2020	0.1235
1/29/2021	0.1235
Total	$0.7410
1A portion of the distributions may be deemed a tax return of capital at year-end.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233
Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
28	JOHN HANCOCK PREFERRED INCOME FUND II | SEMIANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess
*William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Joseph H. Bozoyan, CFA
Bradley L. Lutz, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HPF
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O.Box 505000 Louisville,KY 40233	Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND II	29

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
Value Equity
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Alternative Risk Premia
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core
ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management
A trusted brand
John Hancock Investment Management is a premier asset manager representing one of America’s most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
John Hancock Investment Management LLC   ■
200 Berkeley Street   ■   Boston, MA 02116-5010   ■   800-225-5291   ■   jhinvestments.com
MF1516388	P11SA 1/21
3/2021

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 7 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund II

By:      /s/ Andrew G. Arnott

------------------------------

Andrew G. Arnott

President

Date: March 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Andrew G. Arnott

-------------------------------

Andrew G. Arnott

President

Date: March 24, 2021

By:         /s/ Charles A. Rizzo

--------------------------------

Charles A. Rizzo

Chief Financial Officer

Date: March 24, 2021